THIS INSTRUMENT IS SUBJECT TO THE TERMS OF THE AGREEMENT FOR THE PURCHASE AND SALE OF STOCK ("STOCK PURCHASE AGREEMENT"), DATED AS OF SEPTEMBER 23, 1997, BY AND AMONG PROSPECT MEDICAL GROUP, INC., A CALIFORNIA PROFESSIONAL CORPORATION ("PURCHASER"), AS BUYER, SINNADURAI E. MOORTHY, M.D., KARUNYAN ARULANANTHAM, M.D. AND KARUNYAN ARULANANTHAM, M.D. AS TRUSTEE OF THE ARULANANTHAM CHARITABLE REMAINDER TRUST, AND SIERRA PRIMARY CARE MEDICAL GROUP, INC., A CALIFORNIA PROFESSIONAL CORPORATION ("COMPANY"). TERMS USED HEREIN AND NOT OTHERWISE DEFINED SHALL HAVE THE MEANINGS ASSIGNED TO THEM IN THE STOCK PURCHASE AGREEMENT.

THIS INSTRUMENT AND THE OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATED, IN THE MANNER AND TO THE EXTENT SET FORTH IN A SUBORDINATION AND NOTE CANCELLATION AGREEMENT (THE "SUBORDINATION AND NOTE CANCELLATION AGREEMENT") DATED SEPTEMBER 25, 1997, BY AND AMONG PURCHASER, IMPERIAL BANK, A CALIFORNIA BANKING CORPORATION("BANK"), PROSPECT MEDICAL HOLDINGS, INC., A DELAWARE CORPORATION ("PROSPECT MEDICAL HOLDINGS"), PROSPECT MEDICAL SYSTEMS, INC., A DELAWARE CORPORATION ("MANAGER"), SINNADURAI E. MOORTHY, M.D. AND THE HOLDER OF THIS INSTRUMENT, AND THE HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, AGREES
(i) TO BE BOUND BY THE TERMS OF THE SUBORDINATION AND NOTE CANCELLATION AGREEMENT AND (ii) IN THE EVENT THAT ANY CONFLICT EXISTS BETWEEN THE TERMS OF THIS INSTRUMENT, ANY DOCUMENT EXECUTED IN CONNECTION WITH THE DELIVERY OF THIS INSTRUMENT AND THE TERMS OF THE SUBORDINATION AND NOTE CANCELLATION AGREEMENT, THE TERMS OF THE SUBORDINATION AND NOTE CANCELLATION AGREEMENT SHALL GOVERN AND BE CONTROLLING

                                SUBORDINATE GUARANTY

     This SUBORDINATE GUARANTY (this "GUARANTY"), dated as of September 25, 1997, is executed and delivered by Prospect Medical Holdings, Inc., a Delaware corporation ("Guarantor"), in favor of Karanyan Arulanantham, M.D. ("Guarantied Party") with reference to the following facts:

                                  R E C I T A L S

     A. Prospect Medical Group, Inc., a California professional corporation ("Purchaser"), Guarantied Party, and certain others have entered into the Stock Purchase Agreement in which certain financial accommodations were granted to Purchaser by Guarantied Party.

     B. Guarantor is materially interested in the financial success of Purchaser, agrees that the Stock Purchase Agreement is in Purchaser's best interests, and acknowledges that the execution and delivery of this Guaranty formed a material part of the consideration to Guarantied Party to induce Guarantied Party to enter into the Stock Purchase Agreement.

                                 A G R E E M E N T

     NOW, THEREFORE, in consideration of the foregoing, Guarantor hereby agrees, in favor of Guarantied Party, as follows:

     1.   DEFINITIONS AND CONSTRUCTION.

          (a) DEFINITIONS. The following terms, as used in this Guaranty, shall have the following meanings:

               "Bankruptcy Code" shall mean The Bankruptcy Reform Act of 1978 (11 U.S.C. Sections 101-1330), as amended or supplemented from time to time, and any successor statute, and any and all rules issued or promulgated in connection therewith.

               "Guarantied Obligations" shall mean the due and punctual payment of the principal of, and interest (including, any and all interest which, but for the application of the provisions of the Bankruptcy Code, would have accrued on such amounts) on, and premium, if any, on the Subordinated Note.

               "Guarantied Party" shall have the meaning set forth in the preamble of this Guaranty.

               "Guarantor" shall have the meaning set forth in the preamble to this Guaranty.

               "Guaranty" shall have the meaning set forth in the preamble to this document.

               "Subordinated Note" shall mean the Contingent Promissory Note of even date herewith, in the amount of $1,125,000, issued by Purchaser to Guarantied Party pursuant to the terms of the Stock Purchase Agreement.

          (b) CONSTRUCTION. Unless the context of this Guaranty clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the part includes the whole, the terms "include" and "including" are not limiting, and the term "or" has the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and other similar terms refer to this Guaranty as a whole and not to any particular provision of this Guaranty. Any reference in this Guaranty to any of the following documents includes any and all alterations, amendments, extensions, modifications, renewals, or supplements thereto or thereof, as applicable: this Guaranty and the Subordinated Note. Neither this Guaranty nor any uncertainty or ambiguity herein shall be construed or resolved against the Guarantied Party or Guarantor, whether under any rule of construction or otherwise. On the contrary, this Guaranty has been reviewed by Guarantor, Guarantied Party, and their respective counsel, and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of Guarantied Party and Guarantor.

     2. GUARANTEED OBLIGATIONS. Guarantor hereby irrevocably and unconditionally guarantees to Guarantied Party, as and for Guarantor's own debt, until final and indefeasible payment thereof has been made, (a) payment of the Guaranteed Obligations, in each case when and as the same shall become due and payable, whether at maturity, pursuant to a mandatory prepayment requirement, by acceleration, or otherwise; it being the intent of Guarantor that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection, and (b) the punctual and faithful performance, keeping, observance, and fulfillment by Purchaser of all of the agreements, conditions, covenants, and obligations of Purchaser contained in the Subordinated Note and the Security Agreement referred to in Section 20.

     3.   OMITTED.

     4. PERFORMANCE UNDER THIS GUARANTY. In the event that Purchaser fails to make any payment of any Guaranteed Obligations on or before the due date thereof, or if Purchaser shall fail to perform, keep, observe, or fulfill any other obligation referred to in clause (b) of Section 2 hereof in the manner provided in the Subordinated Note, Guarantor immediately shall cause such payment to be made or each of such obligations to be performed, kept, observed, or fulfilled.

     5. PRIMARY OBLIGATIONS. This Guaranty is a primary and original obligation of Guarantor, is not merely the creation of a surety relationship, and is an absolute, unconditional, and continuing guaranty of payment and performance which shall remain in full force and effect without respect to future changes in conditions, including any change of law or any invalidity or irregularity with respect to the Subordinated Note. Guarantor agrees that Guarantor is directly, jointly and severally liable, with any other guarantor of the Guaranteed Obligations, to Guarantied Party, to the extent set forth in
Section 2 hereof, that the obligations of Guarantor hereunder are independent of the obligations of Purchaser or any other guarantor, and that a separate action may be brought against Guarantor whether such action is brought against Purchaser or any other guarantor or whether Purchaser or any such other guarantor is joined in such action. Guarantor agrees that Guarantor's liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by Guarantied Party of whatever remedies it may have against Purchaser or any other guarantor, or the enforcement of any lien or realization upon any security Guarantied Party may at any time possess. Guarantor agrees that any release which may be given by Guarantied Party to Purchaser or any other guarantor shall not release Guarantor. Guarantor consents and agrees that Guarantied Party shall be under no obligation to marshal any assets of Purchaser or any other guarantor in favor of Guarantor, or against or in payment of any or all of the Guaranteed Obligations.

     6.   WAIVERS.

          (a) Guarantor absolutely, unconditionally, knowingly, and expressly waives:

               (i) (A) notice of acceptance hereof; (B) notice of the creation or existence of any Guaranteed Obligations; (C) notice of the amount of the Guaranteed Obligations, subject, however, to Guarantor's right to make inquiry of Guarantied Party to ascertain the amount of the Guaranteed Obligations at any reasonable time; (D) notice of any adverse change in the financial condition of Purchaser or of any other fact that might increase Guarantor's risk hereunder; (E) notice of presentment for payment, demand, protest, and notice thereof as to the subordinated Note or any other instruments; (F) notice of any unmatured event of default or Event of Default under the Subordinated Note; and (G) all other notices (except if such notice is specifically required to be given to Guarantor hereunder or under this Guaranty) and demands to which Guarantor might otherwise be entitled.

               (ii) its right, under Sections 2845 or 2850 of the California Civil Code, or otherwise, to require Guarantied Party to institute suit against, or to exhaust any rights and remedies which Guarantied Party has or may have against, Purchaser or any third party, or against any collateral for the Guaranteed Obligations provided by Purchaser or any third party. In this regard, Guarantor agrees that Guarantor is bound to the payment of all Guaranteed Obligations, whether now existing or hereafter accruing, as fully as if such Guaranteed Obligations were directly owing to Guarantied Party by Guarantor. Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guaranteed Obligations shall have been fully and finally performed and indefeasibly paid) of Purchaser or by reason of the cessation from any cause whatsoever of the liability of Purchaser in respect thereof.

               (iii) (A) any rights to assert against Guarantied Party any defense (legal or equitable), set-off, counterclaim, or claim which Guarantor may now or at any time hereafter have against Purchaser or any other party liable to Guarantied Party; (B) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guaranteed Obligations or any security therefor; (C) any defense Guarantor has to performance hereunder, and any right Guarantor has to be exonerated, provided by Sections 2819, 2822, or 2825 of the California Civil Code, or otherwise, arising by reason of: the impairment or suspension of Guarantied Party's rights or remedies against Purchaser; the alteration by Guarantied Party of the Guaranteed Obligations; any discharge of Purchaser's obligations to Guarantied Party by operation of law as a result of Guarantied Party's intervention or omission; or the acceptance by Guarantied Party of anything in partial satisfaction of the Guaranteed Obligations; (D) the benefit of any statute of limitations affecting Guarantor's liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guaranteed Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to Guarantor's liability hereunder.

          (b) Guarantor absolutely, unconditionally, knowingly, and expressly waives any defense arising by reason of or deriving from (i) any claim or defense based upon an election of remedies by Guarantied Party including any defense based upon an election of remedies by Guarantied Party under the provisions of Sections 580a, 580b, 580d, and 726 of the California Code of Civil Procedure or any similar law of California or any other jurisdiction; or (ii) any election by Guarantied Party under Bankruptcy Code Section 1111(b) to limit the amount of, or any collateral securing, its claim against Purchaser.
Pursuant to Section 2856 of the California Civil Code:

               Guarantor waives all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor's rights of subrogation and reimbursement against Purchaser by the operation of Section 580(d) of the California Code of Civil Procedure or otherwise.

               Guarantor waives all rights and defenses that Guarantor may have because Purchaser's obligations are secured by real property. This means, among other things:

               (i) Guarantied Party may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Purchaser.

               (ii) If Guarantied Party forecloses on any real property collateral pledged by Purchaser:

                      (A) The amount of the Guaranteed Obligations may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

                      (B) Guarantied Party may collect from Guarantor even if Guarantied Party, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Purchaser.

               This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because Purchaser's Obligations are secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.

If any of the Guaranteed Obligations at any time are secured by a mortgage or deed of trust upon real property, Guarantied Party may elect, in its sole discretion, upon a default with respect to the Guaranteed Obligations, to foreclose such mortgage or deed of trust judicially or nonjudicially in any manner permitted by law, before or after enforcing the Subordinated Note, without diminishing or affecting the liability of Guarantor hereunder except to the extent the Guaranteed Obligations are repaid with the proceeds of such foreclosure. Guarantor understands that (a) by virtue of the operation of California's antideficiency law applicable to nonjudicial foreclosures, an election by Guarantied Party nonjudicially to foreclose such a mortgage or deed of trust probably would have the effect of impairing or destroying rights of subrogation, reimbursement, contribution, or indemnity of Guarantor against Purchaser or other guarantors or sureties, and (b) absent the waiver given by Guarantor, such an election would prevent Guarantied Party from enforcing the Subordinated Note against Guarantor. Understanding the foregoing, and understanding that Guarantor is hereby relinquishing a defense to the enforceability of the Subordinated Note, Guarantor hereby waives any right to assert against Guarantied Party any defense to the enforcement of the Subordinated Note, whether denominated "estoppel" or otherwise, based on or arising from an election by Guarantied Party nonjudicially to foreclose any such mortgage or deed of trust. Guarantor understands that the effect of the foregoing waiver may be that Guarantor may have liability hereunder for amounts with respect to which Guarantor may be left without rights of subrogation, reimbursement, contribution, or indemnity against Purchaser or other guarantors or sureties. Guarantor also agrees that the "fair market value" provisions of
Section 580a of the California Code of Civil Procedure shall have no applicability with respect to the determination of Guarantor's liability under the Subordinated Note.

          (c) Guarantor hereby absolutely, unconditionally, knowingly, and expressly waives: (i) any right of subrogation Guarantor has or may have as against Purchaser with respect to the Guaranteed Obligations; (ii) any right to proceed against Purchaser or any other person or entity, now, or hereafter, for contribution, indemnity, reimbursement, or any other suretyship rights and claims, whether direct or indirect, liquidated or contingent, whether arising under express or implied contract or by operation of law, which Guarantor may now have or hereafter have as against Purchaser with respect to the Guaranteed Obligations; and (iii) any right to proceed or seek recourse against or with respect to any property or asset of Purchaser. Guarantor hereby agrees that, in light of the waivers contained in this section, Guarantor shall not be deemed to be a "creditor" (as that term is defined in the Bankruptcy Code or otherwise) of Purchaser, whether for purposes of the application of Sections 547 or 550 of the Bankruptcy Code or otherwise.

          (d) WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, GUARANTOR HEREBY ABSOLUTELY, KNOWINGLY, UNCONDITIONALLY, AND EXPRESSLY WAIVES AND AGREES NOT TO ASSERT ANY AND ALL BENEFITS OR DEFENSES ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE SECTIONS 2799, 2808, 2809, 2810, 2815, 2819, 2820, 2821,
2822, 2825, 2839, 2845, 2848, 2849, AND 2850, CALIFORNIA CODE OF CIVIL PROCEDURE
SECTIONS 580a, 580b, 580c, 580d, AND 726, AND CHAPTER 2 OF TITLE 14 OF PART 4 OF DIVISION 3 OF THE CALIFORNIA CIVIL CODE.

     7. RELEASES. Guarantor consents and agrees that, without notice to or by Guarantor, and without affecting or impairing the obligations of Guarantor hereunder, Guarantied Party may, by action or inaction:

          (a) compromise, settle, extend the duration or the time for the payment of, or discharge the performance of, or may refuse to or otherwise not enforce this Guaranty, the Subordinated Note, or any part thereof, with respect to Purchaser or any other Person;

          (b) release Purchaser or any other person or grant other indulgences to Purchaser or any other Person in respect thereof;

          (c) amend or modify in any manner and at any time (or from time to time) the Subordinated Note; or

          (d) release or substitute any other guarantor, if any, of the Guaranteed Obligations, or enforce, exchange, release, or waive any security for the Guaranteed Obligations or any other guaranty of the Guaranteed Obligations, or any portion thereof.

     8. NO ELECTION. Guarantied Party shall have all of the rights to seek recourse against Guarantor to the fullest extent provided for herein, and no election by Guarantied Party to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Guarantied Party's right to proceed in any other form of action or proceeding or against other parties unless Guarantied Party has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Guarantied Party under any document or instrument evidencing the Guaranteed Obligations shall serve to diminish the liability of Guarantor under this Guaranty except to the extent that Guarantied Party finally and unconditionally shall have realized indefeasible payment by such action or proceeding.

     9. INDEFEASIBLE PAYMENT. The Guaranteed Obligations shall not be considered indefeasibly paid for purposes of this Guaranty unless and until all payments to Guarantied Party are no longer subject to any right on the part of any person, including Purchaser, Purchaser as a debtor in possession, or any trustee (whether appointed under the Bankruptcy Code or otherwise) of any of Purchaser's assets, to invalidate or set aside such payments or to seek to recoup the amount of such payments or any portion thereof, or to declare same to be fraudulent or preferential. Upon such full and final performance and indefeasible payment of the Guaranteed Obligations, whether by Purchaser pursuant to the Subordinated Note or by any other person, Guarantied Party shall have no obligation whatsoever to transfer or assign its interests in the Subordinated Note to Guarantor. In the event that, for any reason, any portion of such payments to Guarantied Party is set aside or restored, whether voluntarily or involuntarily, after the making thereof, then the obligation intended to be satisfied thereby shall be revived and continued in full force and effect as if said payment or payments had not been made, and Guarantor shall be liable for the full amount Guarantied Party is required to repay plus any and all costs and expenses (including attorneys' fees and expenses and attorneys' fees and expenses incurred pursuant to proceedings arising under the Bankruptcy
Code) paid by Guarantied Party in connection therewith.

     10. FINANCIAL CONDITION OF PURCHASER. Guarantor represents and warrants to Guarantied Party that Guarantor is currently informed of the financial condition of Purchaser and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guaranteed Obligations. Guarantor further represents and warrants to Guarantied Party that Guarantor has read and understands the terms and conditions of the Subordinated Note. Guarantor hereby covenants that Guarantor will continue to keep informed of Purchaser's financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Guaranteed Obligations.

     11. SUBORDINATION. Guarantor and Guarantied Party agree that, notwithstanding the terms of this Guaranty, the payment of the Guarantied Obligations and all other obligations of Guarantor hereunder is subordinated, to the extent and in the manner set forth in the Subordination and Note Cancellation Agreement, to the prior payment of all indebtedness and obligations of Guarantor owing to Bank, as more particularly set forth in the Subordination and Note Cancellation Agreement. In the event that any conflict exists between the terms of this Guaranty, any document executed in connection with the delivery of this Guaranty and the terms of the Subordination and Note Cancellation Agreement, the terms of the Subordination and Note Cancellation Agreement shall govern and be controlling.

     12. PAYMENTS; APPLICATION. All payments to be made hereunder by Guarantor shall be made in lawful money of the United States of America at the time of payment, shall be made in immediately available funds, and shall be made without deduction (whether for taxes or otherwise) or offset. All payments made by Guarantor hereunder shall be applied as follows: first, to all costs and expenses (including attorneys' fees and expenses and attorneys' fees and expenses incurred pursuant to proceedings arising under the Bankruptcy Code) incurred by Guarantied Party in enforcing this Guaranty or in collecting the Guaranteed Obligations; second, to all accrued and unpaid interest, premium, if any, and fees owing to Guarantied Party constituting Guaranteed Obligations; and third, to the balance of the Guaranteed Obligations.

     13. REPRESENTATIONS AND WARRANTIES. Guarantor hereby represents and warrants to Guarantied Party that:

          (a) Guarantor is a corporation duly organized and existing under the laws of Delaware and has the power and authority to own its own properties and assets, and to transact the business in which it is engaged, and is properly licensed, qualified to do business and in good standing in every jurisdiction where the conduct of its business requires it to be so qualified.

          (b) The execution, delivery and performance of this Guaranty are within Guarantor's powers, are not in conflict with the terms of any charter, bylaw, certificate of incorporation or other organization papers of Guarantor, and do not result in a breach of or constitute a default under any contract, obligation, indenture or other instrument to which Guarantor is a party or by which Guarantor is bound or affected. There is no law, rule or regulation, nor is there any judgment, decree or order of any court or governmental authority binding on Guarantor which would be contravened by the execution, delivery, performance or enforcement of this Guaranty.

          (c) Guarantor has taken all corporate action necessary to authorize the execution and delivery of this Guaranty, and the consummation of the transactions contemplated hereby and thereby. Upon their execution and delivery in accordance with their respective terms, this Guaranty will constitute legal, valid and binding agreements and obligations of Guarantor enforceable against Guarantor in accordance with its terms, except as enforceability may be limited by Bankruptcy, insolvency, fraudulent conveyance, and similar laws and equitable principles affecting the enforcement of creditors' rights generally.

          (d) No approval, consent, exemption or other action by, or notice to or filing with, any governmental authority is necessary in connection with the execution, delivery, performance or enforcement of this Guaranty except as may have been obtained by Guarantor and certified copies of which have been delivered to Guarantied Party.

     14. ATTORNEYS' FEES AND COSTS. Guarantor agrees to pay, on demand, all attorneys' fees (including attorneys' fees incurred pursuant to proceedings arising under the Bankruptcy Code) and all other costs and expenses which may be incurred by Guarantied Party in the enforcement of this Guaranty or in any way arising out of, or consequential to the protection, assertion, or enforcement of the Guaranteed Obligations (or any security therefor), whether or not suit is brought.

     15. NOTICES. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, sent by telefacsimile, telexed, or sent by courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, on the next business day after receipt of a telefacsimile or telex, or four business days after deposit in the United States mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section 15) shall be set forth below, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties:

          If to Guarantor:         Prospect Medical Holdings, Inc.
                                   18200 Yorba Linda Boulevard
                                   Yorba Linda, California 92686
                                   Attention:  President
                                   Telecopier No.:

          If to Guarantied Party:  Karunyan Arulananthan, M.D
                                   1675 Staffordshire Drive
                                   Lancaster, California 93534
                                   Telecopier No.:

          With a copy to:          Jack Goldman, Esq.
                                   Arter & Hadden
                                   700 South Flower Street
                                   Suite 3000+
                                   Los Angeles, California 90017
                                   Telecopier No.:  213-617-9255

     16. CUMULATIVE REMEDIES. No remedy under this Guaranty or the Subordinated Note is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given hereunder or under the Subordinated Note, and those provided by law or in equity. No delay or omission by Guarantied Party to exercise any right under this Guaranty shall impair any such right nor be construed to be a waiver thereof. No failure on the part of Guarantied Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

     17. BOOKS AND RECORDS. Guarantor agrees Guarantied Party's books and records showing the account between Guarantied Party and Purchaser shall be admissible in any action or proceeding and shall be binding upon Guarantor for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof.

     18. SEVERABILITY OF PROVISIONS. If any provision of this Guaranty is for any reason held to be invalid, illegal or unenforceable in any respect, that provision shall not affect the validity, legality or enforceability of any other provision of this Guaranty.

     19. ENTIRE AGREEMENT, AMENDMENTS AND WAIVERS. This Guaranty constitutes the entire agreement between Guarantor and Guarantied Party pertaining to the subject matter contained herein. Any provision of this Guaranty may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the party asserted to be bound thereby, and then such amendment or waiver shall be effective only in the specific instance and specific purpose for which given.

     20. SECURITY. This Guaranty is secured by that certain Security Agreement, as of even date herewith, between Guarantor and Guarantied Party, as the same may be amended from time to time.

     21. SUCCESSORS AND ASSIGNS. This Guaranty shall bind the successors and assigns of Guarantor, and shall inure to the benefit of the respective successors and assigns of Guarantied Party; PROVIDED, HOWEVER, Guarantor may not assign this Guaranty or delegate any of his duties hereunder without Guarantied Party's prior written consent and any such prohibited assignment shall be absolutely null and void. In the event of any assignment or other transfer of rights by a Guarantied Party, the rights and benefits herein conferred upon such Guarantied Party shall automatically extend to and be vested in such assignee or other transferee.

     22. GOVERNING LAW. This Guaranty shall be deemed to have been made in the State of California and the validity, construction, interpretation, and enforcement hereof, and the rights of the parties hereto, shall be determined under, governed by, and construed in accordance with the internal laws of the State of California, without regard to principles of conflicts of law.

     23. ARBITRATION. The parties firmly desire to resolve all disputes arising hereunder without resort to litigation in order to protect their respective business reputations and the confidential nature of certain aspects of their relationship. Accordingly, any controversy or claim arising out of or relating to this Guaranty, or the breach thereof, shall be settled by arbitration as set forth below.

          (a) All disputes which in any manner arise out of or relate to this Guaranty or the subject matter thereof, shall be resolved exclusively by arbitration in accordance with the provisions of this Section 23. Either party may commence arbitration by sending a written demand for arbitration to the other party, setting forth the nature of the controversy, the dollar amount involved, if any, and the remedies sought, and attaching a copy of this Section to the demand.

          (b) The parties stipulate to arbitration before a single, mutually agreed upon arbitrator sitting on the Los Angeles, California Judicial Arbitration Mediation Services (JAMS) panel. In the event that the parties are unable to agree upon the person chosen as arbitrator within 30 days of the demand for arbitration, the arbitrator shall be selected in the sole discretion of the JAMS administrator. The arbitrator shall be a member of the California bar.


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

          (c) The parties shall share all costs of arbitration. The prevailing party shall be entitled to reimbursement by the other party of such party's attorneys' fees and costs and any arbitration fees and expenses incurred in connection with the arbitration hereunder.

          (d) The substantive law of the State of California shall be applied by the arbitrator. All proceedings in arbitration shall be in accordance with the California Code of Civil Procedure, as amended, and the parties shall have the right to legal discovery in any matter submitted to arbitration in satisfaction of California Code of Civil Procedure Section 1283.05, as permitted by California Code of Civil Procedure Section 1283.1(b).

          (e) Arbitration shall take place in Los Angeles, California unless the parties otherwise agree. As soon as reasonably practicable, a hearing with respect to the dispute or matter to be resolved shall be conducted by the arbitrator. As soon as reasonably practicable thereunder, the arbitrator shall arrive at a final decision, which shall be reduced to writing, signed by the arbitrator and mailed to each of the parties and their legal counsel.

          (f) All decisions of the arbitrator shall be final, binding and conclusive on the parties and shall constitute the only method of resolving disputes or matters subject to arbitration pursuant to this Guaranty. The arbitrator or a court of appropriate jurisdiction may issue a write of execution to enforce the arbitrator's judgment. Judgment may be entered upon such a decision in accordance with applicable law in any court having jurisdiction thereof.

          (g) Notwithstanding the foregoing, because time is of the essence of this Guaranty, the parties specifically reserve the right to a judicial temporary restraining order, preliminary injunction, or other similar equitable relief.

          (h) The decision and award of the arbitrator shall be kept confidential by the parties to the greatest extent possible. No disclosure of such decision or award shall be made by the parties except as required by law or as necessary or appropriate to effect the enforcement thereof.

          (i) Should either party institute any action or procedure to enforce this Guaranty or any provision hereof, or for damages by reason of any alleged breach of this Guaranty or of any provision hereof, or for a declaration of rights hereunder (including, without limitation, arbitration), the prevailing party in any such action or proceeding shall be entitled to receive from the other party all costs and expenses, including, without limitation, reasonable attorneys' fees, incurred by the prevailing party in connection with such action or proceeding.

     IN WITNESS WHEREOF, Guarantor has executed and delivered this Guaranty as of the date set forth in the first paragraph hereof.

                                        PROSPECT MEDICAL HOLDINGS, INC.


                                        By  /s/ Jacob Y. Terner, M.D.
                                           --------------------------------
                                           Title: CEO
                                                 --------------------------

ACCEPTED AND AGREED:


/s/ Karunyan Arulanantham
------------------------------------
Print Name  Karunyan Arulanantham
           -------------------------


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